GROUP AND INDIVIDUAL FLEXIBLE PREMIUM

VARIABLE LIFE INSURANCE POLICIES

ISSUED BY

PARAGON LIFE INSURANCE COMPANY

190 Carondelet Plaza

St. Louis, MO 63105

(314) 862-2211

Supplement dated March 1, 2006

to

Prospectus dated April 29, 2005

This supplement contains additional information and should be read and maintained with the prospectus identified above.

On or about May 1, 2006, Paragon Life Insurance Company (“Paragon”) will merge with and into Metropolitan Life Insurance Company (MetLife). Upon consummation of the merger, Paragon’s separate corporate existence will cease by operation of law, and MetLife will assume legal ownership of all of the assets of Paragon, including the Separate Account and its assets. As a result of the merger, MetLife will also become responsible for all of Paragon’s liabilities and obligations, including those created under Contracts initially issued by Paragon and outstanding on the date of the merger. Such Contracts will thereby become variable contracts funded by a Separate Account of MetLife, and each owner thereof will become a contractholder of MetLife. MetLife does not expect the merger to have any adverse tax consequences on Owners of Contracts originally issued by Paragon.

Before May 1, 2006, all Contracts were issued by Paragon. Paragon was a stock life insurance company incorporated under the laws of Missouri and subject to regulation by the Missouri Division of Insurance. Organized in 1981 as General American Insurance Company, the company name was changed to Paragon Life Insurance Company on December 31, 1987. Paragon’s main business was writing individual and group life insurance policies.

Paragon was a wholly owned subsidiary of General American Life Insurance Company, a Missouri life insurance company that is wholly owned by GenAmerica Financial LLC, a Missouri limited liability company. GenAmerica Financial LLC is wholly owned by MetLife. MetLife is wholly owned by MetLife, Inc. On or about May 1, 2006, MetLife, Inc. will acquire all of the stock of Paragon and Paragon will merge into MetLife.

MetLife is a provider of insurance and financial services domiciled in New York. MetLife, Inc. is publicly traded company that, through its subsidiaries and affiliates, provides insurance and financial services to individual and institutional customers in the United States and abroad.

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